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                                                                 EXHIBIT 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this pre-effective amendment No. 1 to a registration statement on Form S-3 (Registration No. 333-25353) of our report dated December 19, 1996, on our audits of the financial statements of Quality Mortgage USA, Inc. We also consent to the reference to our firm under the caption "Experts."


/s/ Coopers & Lybrand L.L.P.

COOPERS & LYBRAND L.L.P.
Newport Beach, California
April 30, 1997